Exhibit 10.27(b)

Dated May 18, 2015

LETTER AGREEMENT TO THE

THE STEP-IN AGREEMENT AND THE ASSIGNED A321 PURCHASE AGREEMENT

BOTH DATED 23 DECEMBER 2014

BETWEEN

VERTICAL HORIZONS, LIMITED

as Buyer

- and -

FRONTIER AIRLINES, INC.

as Original Buyer

- and -

BANK OF UTAH

as Security Trustee

- and -

AIRBUS S.A.S.

as Airbus

relating to the PDP financing

of nine (9) A321ceo and five (5) Airbus A320neo aircraft

THIS LETTER AGREEMENT TO THE STEP-IN AGREEMENT AND THE ASSIGNED A321 PURCHASE AGREEMENT BOTH DATED 23 DECEMBER 2014 (the “Agreement”) is made on May 18, 2015

BETWEEN

(1)	VERTICAL HORIZONS, LTD., a company incorporated pursuant to the laws of the Cayman Islands whose registered address and principal place of business is at the offices of Intertrust SPV (Cayman) Limited, 190 Elgin Avenue, George Town, Grand Cayman, KYI 9005, Cayman Islands (the “Buyer”);

(2)	FRONTIER AIRLINES, INC., a corporation incorporated and existing under the laws of the State of Colorado, the United States of America (the “Original Buyer”);

(3)	BANK OF UTAH, not in its individual capacity but solely as security trustee for the Facility Agent and the Lenders (the “Security Trustee”); and

(4)	AIRBUS S.A.S., registered in France and having its registered office at 1 rond-point Maurice Bellonte, 31707 Blagnac Cedex, France (“Airbus”),

(each a “Party”, and together, the “Parties”).

RECITALS

(A)	The Buyer, Security Trustee and Airbus have on 23 December 2014, in connection with the pre-delivery payment financing of nine (9) A321ceo and five (5) Airbus A320neo aircraft, signed a step-in agreement setting out the terms and conditions upon which Airbus has agreed to grant and the Security Trustee has agreed to assume the Relevant Rights and perform the Relevant Obligations in each case in respect of the Aircraft (the “Step-In Agreement”).

(B)	The Original Buyer and Airbus have agreed to amend certain terms of the A321 Purchase Agreement, by way of an amendment dated on or about the date hereof.

(C)	The Parties now wish to amend the Step-In Agreement (and the Assigned A321 Purchase Agreement and the Replacement A321 Purchase Agreement) in accordance with the terms and conditions of this Agreement.

IT IS AGREED AS FOLLOWS:

1.	INTERPRETATION

1.1	In this Agreement (including the recitals), unless the context otherwise requires or unless otherwise defined or provided for in this Agreement, capitalised words and expressions shall have the respective meanings ascribed to them in the Step-In Agreement.

1.2	The provisions of clause 1.2 of the Step-In Agreement shall apply to this Agreement as if set out herein in full, mutatis mutandis.

1.3	Each Party hereby agrees that each document executed by it and any document appended to any such document is amended in accordance with this Agreement and that all of those documents shall be construed accordingly.

2.	CONDITIONS PRECEDENT

2.1	It is a condition to the amendment of the Step-In Agreement, the Assigned A321 Purchase Agreement and the Replacement A321 Purchase Agreement in accordance with the terms and conditions of this Agreement that:

(a)	Airbus shall have received from both Frontier Holdings and Frontier the duly executed Guarantors’ confirmation; and

(b)	Airbus shall have received from Frontier the duly executed amendment to A321 Purchase Agreement.

3.	AMENDMENTS TO DOCUMENTS

3.1	On and from the date of the satisfaction of the conditions precedent pursuant to clause 2.1 above (“Effective Date”), in clause 1 (Interpretation) of the Step-In Agreement, the following definitions are amended and restated as follows:

“Assignment and Assumption Agreement means the assignment and assumption agreement in respect of the A320 Purchase Agreement (to the extent relating to the A320 Aircraft) and the A321 Purchase Agreement (to the extent relating to the A321 Aircraft) dated on or about the date of this Agreement and entered into between Airbus, Frontier and the Buyer.”

“Engines means:

(a)	with respect to an A320 Airframe, collectively the set of two (2) CFM International LEAP-X1A26 engines attached to such A320 Airframe on the Delivery Date of such A320 Airframe; and

(b)	with respect to an A321 Airframe, collectively the set of two (2) CFM International CFM56B3/3B1 engines attached to such A321 Airframe on the Delivery Date of such A321 Airframe.”.

3.2	On and from the Effective Date, clause 2.3 of the Assigned A321 Purchase Agreement and clause 2.3 of the Replacement A321 Purchase Agreement shall be amended, amended and restated as follows:

“Each Airframe shall be equipped with a set of two (2) CFM International CFM56B3/3B1 engine propulsion systems (the “Propulsion Systems”).”.

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3.3	On and from the Effective Date, Clause 1 of Part 2 of Exhibit A of the Assigned A321 Purchase Agreement and Clause 1 of Part 2 of Exhibit A of the Replacement A321 Purchase Agreement shall be amended and restated as follows:

“The “Reference Price” (as such term is used in this Exhibit A Part 2) of a set of two (2) CFM International CFM56B3/3B1 engines is *****.

The Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics and in accordance with the provisions of this Exhibit A Part 2.”.

3.4	On and from the Effective Date, in clause 1.1 of the Assignment and Assumption Agreement, the following definition is amended and restated as follows:

“Assigned A321 Purchase Agreement means the A321 Purchase Agreement (solely to the extent relating to the A321 Aircraft), as assigned and transferred pursuant to this Agreement and as amended and restated pursuant to this Agreement in the form set out in Part B of the Schedule (Form of Assigned Purchase Agreements).”.

3.5	The parties to the Assignment and Assumption Agreement agree that any reference in the Assignment and Assumption Agreement to the A321 Purchase Agreement shall be construed as a reference to the A321 Purchase Agreement solely to the extent relating to the A321 Aircraft.

4.	MISCELLANEOUS

4.1	Each party repeats its representations and warranties under the Step-In Agreement on the date hereof.

4.2	The provisions of clause 13 (Notices) to (and including) clause 21 (Cape Town Convention) of the Step-In Agreement shall apply to this Agreement as if set out herein in full, mutatis mutandis.

4.3	The Step-In Agreement shall be deemed to be supplemented and amended by this Agreement to the extent herein provided with all other provisions thereof remaining unchanged, and as so supplemented and amended shall continue in full force and effect.

4.4	In the event of any inconsistency between the terms and conditions of the Step-In Agreement and the present Agreement, the latter shall prevail to the extent of such inconsistency, whereas the part not concerned by such inconsistency shall remain in full force.

5.	GOVERNING LAW AND JURISDICTION

5.1	This Agreement is governed by English law.

5.2	The provisions of clause 22 (Governing Law and Jurisdiction) and the provisions of clause 23 (Service of Process) of the Step-In Agreement shall apply to this Agreement as if set out herein in full, mutatis mutandis.

IN WITNESS whereof each of the Parties has executed this Agreement as a deed the day and year first before written.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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EXECUTION PAGES

The Buyer

	Executed as a Deed by Vertical Horizons, Limited	)
	and signed by Otelia Scott	)	/s/ Otelia Scott
)
	being a person/persons who in accordance with the	)
	laws of the Cayman Islands is/are acting under the	)
	authority of the company	)
)
	in the presence of:	)	/s/ Owen Dinnall
)

Name: OWEN DINNALL

Address:	190 Elgin Avenue, George Town
Grand Cayman, KY1-9005
Cayman Islands

Original Buyer

	Signed sealed and delivered as a Deed by Frontier	)
	Airlines, Inc.	)	/s/ Howard Diamond
)
	by its attorney under a power of attorney granted by	)
	the company	)
)
	in the presence of:	)	/s/ Simon Little
)

Name: Simon Little

Address:	7001 Tower Road

Denver, CO 80249

EXECUTION PAGES

Security Trustee

Executed as a Deed by		)
Bank of Utah not in its individual capacity but		)
solely as Security Trustee		)
and signed by		)	/s/ Michael Hoggan
		)	Michael Hoggan
being a person/persons who in accordance with the laws of the State of Utah is/are acting under the authority of the company		)	Vice President
)
)
)
in the presence of:		)	/s/ Caise Gardiner
)

Name:	Caise Gardiner

Address:	200 E. South Temple, Ste 210
Salt Lake City, Utah 84111

Airbus

Executed as a Deed by Airbus S.A.S.		)
and signed by		)
its		)	/s/ Christophe Mourey
		)	Christophe Mourey
being a person/persons who in accordance with the laws of France is/are acting under the authority of the company		)	Senior Vice President Contracts
)
)
)
in the presence of:		)
		)	/s/ [Authorized Signatory]

Name: [Authorized Signatory]

Address:	1 rond-point Maurice Bellonte
31707 Blagnac Cedex, France